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                                                                     EXHIBIT 3.1

                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                            EQUISTAR CHEMICALS, LP


          This Certificate of Limited Partnership of Equistar Chemicals, LP (the "Partnership") is being executed and filed by the undersigned, the two general partners of the Partnership (the "General Partners"), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

     1.   The name of the limited partnership is Equistar Chemicals, LP.

     2. The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     3.   The name and business address of each of the General Partners is:

                    Lyondell Petrochemical G.P. Inc.
                    1221 McKinney
                    Suite 1600
                    Houston, Texas 77010

                    Millennium Petrochemicals GP LLC
                    Meadowood Shopping Center
                    2664 Capitol Trail
                    Newark, Delaware 19711

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          IN WITNESS WHEREOF, each of the undersigned has hereunto set its hand this 17th day of October, 1997.

                              Lyondell Petrochemical G.P. Inc.



                                 By: /s/ Jeffrey R. Pendergraft
                                     ---------------------------------------
                                    Name:  Jeffrey R. Pendergraft
                                         -----------------------------------
                                    Title: Executive Vice President
                                          ----------------------------------


                                 Millennium Petrochemicals GP LLC



                                 By: /s/ George H. Hempstead
                                     ---------------------------------------
                                    Name: George H. Hempstead
                                         -----------------------------------
                                    Title: Senior Vice President
                                          ----------------------------------

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